Hennessy Equity and Income Fund
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS — 67.41%	Number of Shares	Value	% of Net Assets

Communication Services — 4.88%
Alphabet, Inc., Class C	11,917	$2,298,313	4.88%

Consumer Discretionary — 4.69%
Lowe's Companies, Inc.	2,517	562,725	1.19%
O'Reilly Automotive, Inc.(a)	8,512	836,900	1.78%
Starbucks Corp.	9,068	808,503	1.72%
		2,208,128	4.69%
Consumer Staples — 5.12%
Altria Group, Inc.	15,447	956,787	2.03%
Church & Dwight Co., Inc.	8,196	768,539	1.63%
Nestlé S.A. ADR	7,920	688,882	1.46%
		2,414,208	5.12%
Energy — 1.65%
Chevron Corp.	5,130	777,913	1.65%

Financials — 21.41%
Berkshire Hathaway, Inc., Class B(a)	4,654	2,196,130	4.66%
Blackrock, Inc.	1,305	1,443,343	3.06%
Chubb, Ltd.	3,485	927,149	1.97%
Fiserv, Inc.(a)	7,137	991,615	2.10%
The Charles Schwab Corp.	14,447	1,411,905	3.00%
The Progressive Corp.	6,673	1,615,133	3.43%
Visa, Inc., Class A	4,359	1,505,904	3.19%
		10,091,179	21.41%
Health Care — 2.63%
Bruker Corp.	14,838	570,224	1.21%
Johnson & Johnson	4,068	670,162	1.42%
		1,240,386	2.63%
Industrials — 9.11%
FedEx Corp.	3,490	779,980	1.66%
Norfolk Southern Corp.	5,309	1,475,902	3.13%
Old Dominion Freight Line, Inc.	5,657	844,307	1.79%
Republic Services, Inc.	5,176	1,193,844	2.53%
		4,294,033	9.11%
Information Technology — 10.03%
Apple, Inc.	8,714	1,808,765	3.84%
Entegris, Inc.	9,335	732,424	1.55%
TE Connectivity PLC	5,990	1,232,443	2.61%
Texas Instruments, Inc.	5,293	958,351	2.03%
		4,731,983	10.03%
Materials — 7.89%
Air Products and Chemicals, Inc.	5,020	1,445,158	3.07%
Martin Marietta Materials, Inc.	1,832	1,053,180	2.24%
NewMarket Corp.	1,773	1,218,051	2.58%
		3,716,389	7.89%
Total Common Stocks
(Cost $18,029,097)		31,772,532	67.41%

CORPORATE BONDS — 14.69%	Par Amount	Value	% of Net Assets
Communication Services — 0.84%
Comcast Corp., 4.650%, 2/15/2033	250,000	247,439	0.53%
T-Mobile USA, Inc., 3.875%, 4/15/2030	150,000	145,395	0.31%
		392,834	0.84%
Consumer Discretionary — 0.62%
Lowe's Companies, Inc., 2.625%, 4/1/2031	325,000	291,832	0.62%

Energy — 1.44%
Kinder Morgan, Inc., 5.150%, 6/1/2030	250,000	255,101	0.54%
The Williams Companies, Inc., 2.600%, 3/15/2031	475,000	424,794	0.90%
		679,895	1.44%
Financials — 6.27%
Bank of America Corp. 2.299% to 7/21/2031 then SOFR + 1.220%, 07/21/2032(b)	575,000	501,096	1.06%
Huntington Bancshares, Inc., 2.550%, 2/4/2030	525,000	480,018	1.02%
JPMorgan Chase & Co. 2.069% to 6/1/2028 then SOFR + 1.020%, 06/01/2029(b)	325,000	304,498	0.65%
Morgan Stanley 2.239% to 7/21/2031 then SOFR + 1.180%, 07/21/2032(b)	680,000	589,413	1.25%
Regions Financial Corp., 1.800%, 8/12/2028	325,000	300,611	0.64%
State Street Corp. 4.821% to 1/26/2033 then SOFR + 1.570%, 01/26/2034(b)	175,000	174,185	0.37%
The Goldman Sachs Group, Inc. 4.223% to 5/1/2028 then 3 mo. Term SOFR + 1.560%, 05/01/2029(b)	300,000	297,868	0.63%
Wells Fargo & Co. 5.499% to 1/23/2034 then SOFR + 1.780%, 01/23/2035(b)	300,000	307,652	0.65%
		2,955,341	6.27%
Health Care — 2.27%
Edwards Lifesciences Corp., 4.300%, 6/15/2028	700,000	699,364	1.49%
Regeneron Pharmaceuticals, Inc., 1.750%, 9/15/2030	425,000	369,139	0.78%
		1,068,503	2.27%
Industrials — 1.02%
General Electric Co., 3.625%, 5/1/2030	380,000	366,704	0.78%
Timken Co., 6.875%, 5/8/2028	110,000	115,254	0.24%
		481,958	1.02%
Information Technology — 2.23%
Autodesk, Inc., 2.850%, 1/15/2030	675,000	629,656	1.34%
Broadcom, Inc., 4.110%, 9/15/2028	425,000	421,328	0.89%
		1,050,984	2.23%
Total Corporate Bonds
(Cost $7,337,063)		6,921,347	14.69%

MORTGAGE-BACKED SECURITIES — 3.54%	Par Amount	Value	% of Net Assets
Federal Agency Mortgage-Backed Obligations — 3.54%
Fannie Mae Pool
3.000%, AU4405, 10/1/2043	700,148	626,322	1.33%
3.500%, AB4300, 1/1/2042	118,820	110,667	0.23%
6.000%, 928831, 10/1/2037	49,321	50,937	0.11%
Fannie Mae REMICS
Series 2013-52, 1.250%, 6/25/2043	31,703	26,424	0.06%
Series 2012-16, 2.000%, 11/25/2041	27,721	24,918	0.05%
Freddie Mac Gold Pool
5.500%, G02922, 4/1/2037	20,667	21,229	0.05%
3.000%, Q11129, 9/1/2042	413,144	372,337	0.79%
3.000%, Q08238, 5/1/2042	367,116	330,049	0.70%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	2,464	2,441	0.00%
Series 4309, 2.000%, 10/15/2043	21,520	20,043	0.04%
Series 3870, 2.750%, 1/15/2041	3,666	3,608	0.01%
Series 4322, 3.000%, 5/15/2043	21,978	21,509	0.05%
Government National Mortgage Association, Series 2013-24, 1.750%, 2/16/2043(b)	62,941	56,859	0.12%
Total Mortgage-Backed Securities
(Cost $1,843,136)		1,667,343	3.54%

U.S. TREASURY OBLIGATIONS — 12.00%	Par Amount	Value	% of Net Assets
U.S. Treasury Notes - 12.00%
0.625%, 03/31/2027	450,000	425,839	0.90%
1.250%, 12/31/2026	625,000	601,025	1.28%
1.875%, 07/31/2026	550,000	537,706	1.14%
2.750%, 08/15/2032	150,000	137,303	0.29%
3.375%, 05/15/2033	200,000	189,043	0.40%
3.500%, 02/15/2033	425,000	406,298	0.86%
3.875%, 10/15/2027	600,000	599,344	1.27%
3.875%, 08/15/2034	150,000	145,143	0.31%
4.000%, 02/15/2034	350,000	343,280	0.73%
4.125%, 09/30/2027	275,000	276,149	0.59%
4.125%, 11/15/2032	50,000	49,894	0.11%
4.125%, 10/31/2027	400,000	401,672	0.85%
4.375%, 08/31/2028	300,000	304,101	0.64%
4.375%, 11/30/2028	450,000	456,548	0.97%
4.500%, 11/15/2033	275,000	279,925	0.59%
4.625%, 11/15/2026	500,000	503,203	1.07%
Total U.S. Treasury Obligations
(Cost $5,715,094)		5,656,473	12.00%

SHORT-TERM INVESTMENTS — 1.70%	Number of Shares	Value	% of Net Assets
Money Market Funds — 1.70%
First American Government Obligations Fund - Class X, 4.225%(c)	802,889	802,889	1.70%

Total Short-Term Investments
(Cost $802,889)		802,889	1.70%

Total Investments
(Cost $33,727,279) — 99.34%		46,820,584	99.34%
Other Assets in Excess of Liabilities - 0.66%		311,010	0.66%
TOTAL NET ASSETS — 100.00%		$47,131,594	100.00%

Percentages are stated as a percent of net assets.

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
SOFR	—	Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	Variable rate security; rate disclosed is the rate as of July 31, 2025
(c)	The rate listed is the fund’s seven-day yield as of July 31, 2025.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of July 31, 2025

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of July 31, 2025, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,298,313	$—	$—	$2,298,313
Consumer Discretionary	2,208,128	—	—	2,208,128
Consumer Staples	2,414,208	—	—	2,414,208
Energy	777,913	—	—	777,913
Financials	10,091,179	—	—	10,091,179
Health Care	1,240,386	—	—	1,240,386
Industrials	4,294,033	—	—	4,294,033
Information Technology	4,731,983	—	—	4,731,983
Materials	3,716,389	—	—	3,716,389
Total Common Stocks	$31,772,532	$—	$—	$31,772,532

Corporate Bonds
Communication Services	$—	$392,834	$—	$392,834
Consumer Discretionary	—	291,832	—	291,832
Energy	—	679,895	—	679,895
Financials	—	2,955,341	—	2,955,341
Health Care	—	1,068,503	—	1,068,503
Industrials	—	481,958	—	481,958
Information Technology	—	1,050,984	—	1,050,984
Total Corporate Bonds	$—	$6,921,347	$—	$6,921,347

Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$1,667,343	$—	$1,667,343
Total Mortgage-Backed Securities	$—	$1,667,343	$—	$1,667,343

U.S. Treasury Obligations
U.S. Treasury Notes	$—	$5,656,473	$—	$5,656,473
Total U.S. Treasury Obligations	$—	$5,656,473	$—	$5,656,473

Short-Term Investments
Money Market Funds	$802,889	$—	$—	$802,889
Total Short-Term Investments	$802,889	$—	$—	$802,889
Total Investments	$32,575,421	$14,245,163	$—	$46,820,584